UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2017

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 2.01      Completion of Acquisition or Disposition of Assets

On  February   14,  2017,   iGambit  Inc.,  (the  “Company”),  consummated  the  acquisition  of

HubCentrix   Inc.  (the  “Acquired  Business”)  in  accordance  with  a  Stock  Exchange  Agreement

(the  “Agreement”)  by and  among,   Jerry Robinson  Mary-Jo  Robinson,  Kathleen  Shepherd,  Nora

Minor,  Sandra  Gacio  and  Edwin  Shepherd  the  shareholders  of  HubCentrix,  Inc.,  a  Florida corporation (the ‘Shareholder”) and  the Company.

Pursuant  to  the  Agreement,  the  Shareholder will  sell,  convey,  transfer and  assign  to  the

iGambit,  and  the  iGambit  will  purchase  and  accept  from  the  Shareholder  all  right,  title  and interest  in  and  to  all  the  issued  and  outstanding  shares  of  common  stock  of  HubCentrix  Inc.,  in exchange  for fifteen  million  15,000,000  shares  of  restricted  common  stock  of  iGambit,  issued  as set forth in (1) and (2) below

(1)   13,500,000  shares  of  iGambit  Common  stock  to  the  Seller,  and/or  Seller’s  designees at Closing and;

(2)  the  Holdback  Amount  of  1,500,000  shares  of  iGambit  Common  stock  to  be  paid  to the Shareholder on later of (i) the first (1st) anniversary of completion of the first audit of  the  Company  after  the  Closing,  or  (ii)  that  date  which  is  twelve  (12)  months  from

the   Closing,   provided   that   in   the   event   the   Company   has   any   claims   for

indemnification  against  the  Shareholder  under  the  Agreement,  the  Company  shall continue to withhold the portion of the Holdback Amount subject to such  claims until the parties fully and finally resolve such claims.

In  connection  with  its  acquisition  of  the  Acquired  Business  within  thirty  (30)  days  of

Closing,  HubCentrix  will  be  entering  into  Employment  and  Restrictive  Covenant  Agreements

(the   “Employment   Agreements”)   with   Jerry   Robinson,   Mary   Jo   Robinson   and   Kathleen

Shepherd,   as   President   and   CEO,   Executive   Vice   President   of   Marketing   and   Business

Development   and   Executive   Vice   President   of   Operations,   respectively,   of   the   Acquired

Business.

The  description  of  the  Agreement  set  forth  above  does  not  purport  to  be  complete  and  is qualified  in  its  entirety  by  reference  to  the  full  text  of  the  Agreement,  which  is  incorporated  by reference into this Current Report on Form 8-K as Exhibit 2.1.

The Company issued a press release  on February 15, 2017 announcing the  consummation

of   the   acquisition.   A   copy  of   the   press   release   is   attached   hereto   as   Exhibit   99.1   and   is

incorporated by reference.

ITEM 1.01 Entry into a Material Definitive Agreement.

See  discussions  under  Item  2.01  for  information  concerning  material  agreements  entered into in connection with the Company’s acquisition of HubCentrix Inc. and related transactions.

ITEM 3.02. Unregistered Sales of Equity Securities.

See  discussions  under  Item  2.01  for  information  concerning  material  agreements  entered into in connection with the Company’s acquisition of HubCentrix Inc. and related transactions.

The  Shares  were  issued  in  reliance  upon  the  exemptions  from  registration  under  the

Securities  Act  of  1933,  as  amended,  provided  by  Section  4(a)(2)  and  Rule  506  of  Regulation  D

promulgated  thereunder.  The  Investors  in  the  private  placement  are  accredited  investors  as  that term is defined in Rule 501 of Regulation D and acquired the  Shares  for investment only and not with  a  present  view  toward,  or  for  resale  in  connection  with,  the  public  sale  or  distribution thereof.

ITEM 8.01 Other Events

On  February  15,  2017,  iGambit  issued  a  press  release  announcing  that  it  had  completed the Acquisition of HubCentrix Inc. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired

The  Company  intends  to  amend  this  Current  Report  on  Form 8-K  to  file  the  required financial statements within the time prescribed by this item.

(b)    Pro Forma Financial Information

The  Company intends  to  amend  this  Current  Report  on  Form  8-K to  file  the  required  pro forma financial information within the time prescribed by this item.

(c)    Shell Company Transactions.

Not Applicable.

(d)    Exhibits

The following Exhibits are filed as part of this Report

2.1

Stock Exchange Agreement by and among, Jerry Robinson, Mary-Jo Robinson,

Kathleen Shepherd, Nora Minor, Sandra Gacio and Edwin Shepherd,

HubCentrix, Inc., and iGambit Inc. dated February 14, 2017.

99.1     Press release of iGambit Inc. dated February 15, 2017.

Forward–Looking Statements

This   report   regarding   the   Company’s   business   and   operations   includes   “forward-looking

statements”  within  the  meaning  of  the  Private  Securities  Litigation  Reform  Act  of  1996.  Such

statements  consist  of any statement  other than  a  recitation  of historical  fact  and  can  be  identified by  the  use  of  forward-looking  terminology  such  as  “may,”  “expect,”  “anticipate,”  “intend”  or

“estimate”  or  the  negative  thereof  or  other  variations  thereof  or  comparable  terminology.  The reader is cautioned that all forward-looking statements are speculative, and there are certain risks and uncertainties  that  could  cause  actual  events  or results  to  differ from those  referred  to  in  such forward-looking statements.  This  disclosure  highlights  some  of  the  important  risks  regarding the

Company’s  business.  The  primary  risk  attributable  to  the  Company  is  its  ability  to  attract  fresh and  continued  capital  to  execute  its  comprehensive  business  strategy.  There  may  be  additional risks  associated  with  the  integration  of  businesses  following  an  acquisition,  concentration  of

revenue   from   one   source,   competitors   with   broader   product   lines   and   greater   resources,

emergence  into  new  markets,  the  termination  of  any  of  the  Company’s  significant  contracts  or partnerships,  the  Company’s  ability  to  comply  with  its  senior  debt  agreements,  the  Company’s inability  to  maintain  working  capital  requirements  to  fund  future  operations,  or  the  Company’s ability  to  attract  and  retain  highly  qualified  management,  technical  and  sales  personnel, and  the other factors identified by us from time to time in the Company’s filings with the SEC. However,

the   risks   included   should   not   be   assumed   to   be   the   only   things   that   could   affect   future

performance.  We  may  also  be  subject  to  disruptions,  delays  in  collections,  or  facilities  closures caused by potential or actual acts of terrorism or government security concerns.

All  forward-looking  statements  included  in  this  document  are  made  as  of  the  date  hereof,  based on  information  available  to  us  as  of  the  date  thereof,  and  we  assume  no  obligation  to  update  any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 15, 2017

iGambit Inc.

By:

/s/  John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.     Description

2.1

Stock Exchange Agreement by and among, Jerry Robinson Mary-Jo Robinson,

Kathleen Shepherd, Nora Minor, Sandra Gacio and Edwin Shepherd

HubCentrix, Inc., and iGambit Inc. dated February 14, 2017.

99.1

Press release of iGambit, Inc. dated February 15, 2017.

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